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                                                                   EXHIBIT 10.48
                               SECURITY AGREEMENT
                         (ACCOUNTS AND CONTRACT RIGHTS)
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    Contract No.

     THIS ASSIGNMENT AND AGREEMENT made December 27, 1993, by and between

MARINE BANK

herein call "Secured Party", and

NATIONAL FLOOD CERTIFICATION SERVICES, INC.
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10051 5th Street North        St. Petersburg         Pinellas        FL
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   (No. and Street)               (City)             (County)      (State)

herein called ""Borrower".

     In consideration of loans or advances made or to be made by Secured Party to Borrower, and for other value received by Borrower, the parties hereto, intending to be legally bound, agree as follows:

     1. As used herein: (a) "Account" means an immediate right to payment for goods sold and for goods leased and for services rendered, or any of them, and includes a right to payment which has been earned under a contract right. "Qualified account" means an account which has been due less than 120 days;
(b) "Contract right" means a right to payment under a contract not yet earned by performance; (c) "Goods" means all articles of tangible personal property, sold, supplied, or otherwise disposed of, represented by an account; (d) "Purchaser" includes the buyer of goods from Borrower, the customer for whom services have been rendered or materials furnished by Borrower, or the party with whom Borrower has contracted; (e) "Borrower" includes all corporations and all individuals executing this agreement as parties hereto, and all members of a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder; (f) "Security interest" means an interest in property which secures payment or performance of an obligation; (h) "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due or that may be hereafter contracted or acquired, of Borrower to Secured Party.

     2. Secured Party will from time to time hereafter lend Borrower, on the security of accounts and contract rights, or either of them, acceptable to Secured Party, such amounts as Secured Party may determine from time to time, at such rates of interest and payable on such terms as Secured Party may from time to time specify or require, and Secured Party may require that such loans, or any of them, be evidenced by promissory note or notes of the Borrower in form satisfactory to Secured Party. For the convenience of the Borrower, the Secured Party may make loan advances to the Borrower under any promissory note the principal face amount of which is in excess of the actual unpaid principal balance at such time.

     3. As security for the payment of all loans and advances now or in the future made hereunder and for all Borrower's liabilities, including any extensions, renewals, or changes in form of any thereof: (a) if the office where Borrower keeps its records concerning its accounts and contract rights is in this or any other state in which the Uniform Commercial Code is in effect, Borrower hereby assigns to Secured Party and grants to Secured Party a security interest in: (i) all accounts owned by Borrower at the date of this agreement;
(ii) all accounts at any time hereafter acquired by Borrower; (iii) all Borrower's existing contract rights and all of Borrower's contract rights which come into existence at any time hereafter; and (iv) all proceeds of all such accounts and contract rights; or (b) if such office of Borrower is located elsewhere, Borrower agrees that Secured Party shall have a security interest in such accounts and contract rights as Borrower may from time to time assign to Secured Party, and all proceeds thereof, as security for all Borrower's liabilities. As further security, Borrower grants to Secured Party a security interest in all property of Borrower which is or may hereafter be in Secured Party's possession in any capacity, including all monies owed or to be owed by Secured Party to Borrower; and with respect to all of such property, Secured Party shall have the same rights as it has with respect to the accounts and contract rights.

     4. So long as any liability to Secured Party is outstanding, Borrower will not, without the prior written consent of Secured Party, borrow from anyone except Secured Party on the security of, or pledge or grant any security interest in, any account or contract right or any of Borrower's inventory to anyone except Secured Party, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement (except Secured Party's financing statement) to be on file with respect thereto.

     5. Borrower represents and warrants that the office where it keeps its records concerning all of its accounts and contract rights is at the address specified in the preamble to this agreement, unless a different address has been specified in the following space:

10051 5th Street North        St. Petersburg         Pinellas        FL
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   (No. and Street)               (City)             (County)      (State)

Borrower will immediately notify Secured Party in writing of any change in the location of the place of business where the records concerning its accounts and contract rights are kept.

     6. Borrower will (a) maintain accounts in such quantities so that at all times 80% of the face amount of its qualified accounts, less allowable discount, plus 100% of the balance in the Cash Collateral Account hereinafter referred to, or such other percentage thereof as may from time to time be fixed by Secured Party upon notice to Borrower, shall be at least equal to Borrower's liabilities to Secured Party; and Borrower will pay to Secured Party, in reduction of its liabilities, such sums as may be necessary from time to time to maintain such ratio; (b) collect its accounts only in the ordinary course of business; (c) furnish Secured Party at the time of each borrowing, and at such other intervals as Secured Party may prescribe, with a Borrower's Certificate (in such form as Secured Party may from time to time specify or require) showing the aggregate face amount of its qualified accounts; (d) keep accurate and complete records of its accounts and contract rights; (e) pay and discharge when due all taxes, levies and other charges on its property, and on account of or in connection with its liabilities and notes evidencing the same, including documentary tax stamps.

     7. Unless Secured Party notifies Borrower in writing that it dispenses with any one or more of the following requirements, Borrower will: (a) give Secured Party assignments, in form acceptable to Secured Party, of specific accounts or groups of accounts, and of moneys due and to become due under specific contracts; (b) furnish to Secured Party a copy of the invoice applicable to each account assigned to Secured Party or arising out of a contract right, bearing a statement that such account has been assigned to Secured Party and such additional statements as Secured Party may require;
(c) furnish Secured Party at the time of each borrowing, and at such other intervals as Secured Party may prescribe or require, with a schedule (in such form as Secured Party may from time to time specify or require) of Borrower's qualified accounts which describe the same, or such thereof as Secured Party may require, together with such other information relating thereto as the Secured Party may specify or require; (d) make no change in any assigned account or in any account arising out of a contract right assigned to Secured Party, and make no material change in the terms of any such contract; (e) furnish to Secured Party all information received by Borrower affecting the financial standing of any Purchaser whose account or contract right has been assigned to Secured Party; (f) receive as the sole property of Secured Party and hold as trustee for Secured Party all moneys, checks, notes, drafts, and other property therein called "items of payment" representing the proceeds of any account, contract right or inventory in which Secured Party has a security interest, which comes into the possession of Borrower; and deposit all such items of payment immediately in the exact form received in a special account of Borrower in Secured Party entitled "Cash Collateral Account" in which account Secured Party shall have a security interest to secure all Borrower's liabilities and with respect to which account Secured Party alone shall have power of withdrawal;
(g) pay Secured Party the amount loaned against any account or contract right assigned to Secured Party where the goods are returned by the Purchaser, or where the contract is cancelled or terminated; (h) immediately notify Secured Party if any of its contracts arise out of contracts with the United States or any department, agency, or instrumentality thereof, and execute any instruments and take any steps required by Secured Party in order that all moneys due and to become due under any such contract shall be assigned to Secured Party and notice thereof given to the Government under the Federal Assignment of Claims Act: (i) keep returned goods segregated from Borrower's other property, and hold such goods as trustee for Secured Party until it has paid Secured Party the amount required by Secured Party with respect to the related account, and deliver such goods on demand to Secured Party, which shall have a security interest in such goods; (j) deliver to Secured Party, with appropriate indorsement or assignment, as Secured Party may require, any instrument or chattel paper representing an account or contract right. Any permission granted to Borrower to omit any of the requirements of this paragraph 7 may be revoked by Secured Party at any time.

     8. Borrower will promptly, if requested by Secured Party: (a) mark its records evidencing its accounts in a manner satisfactory to Secured Party so as to show the same have been assigned to Secured Party; (b) pay Secured Party the unpaid portion of any assigned account or contract right if Secured Party shall at any time reject the account as unsatisfactory, which right Secured Party shall have and may exercise at any time and for any reason whatsoever; and
until such payment is made by Borrower, Secured Party may retain any such account or contract right as security and may charge any deposit account of Borrower with any such amounts; (c) join with Secured Party in executing a financing statement, notice, affidavit, or similar instrument in form satisfactory to Secured Party, and such other instruments as Secured Party may from time to time request; and pay the cost of filing the same in any public office deemed advisable by Secured Party; and (d) give Secured Party such financial statements, reports, certificates, lists of Purchasers (showing names, addresses, and amounts owing), and other data concerning its accounts, contracts, collections, inventory and other matters as Secured Party may from time to time specify; and permit Secured Party or its nominee to examine all of Borrower's records relating thereto at any time, and to make extracts therefrom; and (e) keep any goods specified by Secured Party, including returned merchandise, insured for the benefit of Secured Party (to whom loss shall be payable) for their full value until the risk of loss has passed to the Purchaser, against loss resulting from all risks designated by Secured Party, and pay the cost of all such insurance, and Borrower assigns to Secured Party all right to receive proceeds of such insurance, directs any insurer to pay all proceeds directly to Secured Party, and authorizes Secured Party to endorse Borrower's name upon any draft for such purposes. Borrower authorizes Secured Party at Borrower's expense to file any financing statement or statements relating to accounts and contract rights (without any Borrower's signature thereon) which Secured Party deems appropriate, and Borrower irrevocably appoints Secured Party as Borrower's attorney-in-fact to execute any such financing statement or statements in Borrower's name and to do such other acts and things, all as Secured Party may request, to establish and maintain a valid security interest in the accounts and contract rights (free of all other liens and claims whatsoever) to secure the payment of the liabilities.
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     9.  Borrower warrants (a) in connection with each account covered by this agreement: (i) it constitutes a qualified account as defined herein, is not evidenced by a judgment, an instrument or chattel paper (except such judgment as has been assigned to Secured Party, and except such instrument or chattel paper as has been indorsed and delivered to Secured Party), and represents a bona fide completed transaction and Borrower has possession of (and will promptly deliver to Secured Party upon Secured Party's request) or has delivered to Secured Party shipping or delivery receipts evidencing shipment or delivery of the goods and, if representing services, the services have been fully performed; (ii) the amount shown on Borrower's books and on any invoice or statement delivered to Secured Party is owing to Borrower; (iii) the title of Borrower to the account and, except as against the Purchaser, to any goods is absolute; (iv) the account has not been transferred to any other person, and no person, except Borrower, has any claim thereto, or, with the sole exception of Purchaser, to the goods; (v) no partial payment has been made by anyone; and
(vi) no set-off or counterclaim to such account exists and no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Borrower for prompt payments; and (b) in connection with each contract right covered by this agreement: (i) it arises under an existing binding written contract between Borrower and Purchaser, is not evidenced by an instrument or chattel paper, and represents a bona fide transaction; (ii) the title of Borrower to the contract right is absolute;
(iii) the contract right has not been transferred to any other person, and no person, except Borrower, has any claim thereto; (iv) no partial payment has been made by anyone; and (v) no set-off or counterclaim to any moneys due under such contract exists, and no agreement has been made with any person under which any deduction or discount may be claimed, except as set forth in the contract.

     10. Borrower shall pay Secured Party such interest as may be specified in any note evidencing a loan or advance made hereunder and such service charges as may be agreed upon and shall pay to Secured Party all costs and expenses, including attorneys' fees, incurred by it in the preservation or collection of collateral. Changes in interest rate and service charges may be made by Secured Party from time to time, notwithstanding the interest rate specified in any note evidencing a loan or advance hereunder, upon notice to Borrower and shall become effective on the date therein specified.

     11. Secured Party shall have the right at any time and from time to time, without notice, to: (a) apply any part or all of the moneys in the Cash Collateral Account representing collected items against any liability of Borrower to Secured Party, and Secured Party shall upon demand by Borrower make such application against such liability or liabilities as Secured Party may itself select; (b) release to Borrower such part of the moneys in the Cash Collateral Account as Secured Party may elect; (c) charge to Borrower's deposit account any item of payment credited to the Cash Collateral Account which is dishonored by the drawee or maker thereof; (d) indorse all items of payment which may come into its hands payable to Borrower; (e) notify Purchasers that accounts or contract rights have been assigned to Secured Party, forward invoices to Purchasers, directing them to make payments to Secured Party, collect all accounts in its or Borrower's name, and take control of any cash or non-cash proceeds of accounts any of any returned or repossessed goods; (f) compromise, extend, or renew any account or deal with the same as it may deem advisable; (g) make exchanges, substitutions or surrenders of collateral; (h) pay, for the account of Borrower, any taxes, levies, or other charges affecting Borrower's property or upon or on account of this Security Agreement or any liability or any writing evidencing any liability, which Borrower fails to pay, and any such payment shall constitute a liability of Borrower.

     12. Borrower shall be in default of this agreement upon the happening of any of the following events or conditions: (a) failure of any Obligor (which term as used herein shall mean each Borrower and each other party primarily or secondarily or contingently liable on any of the liabilities) to pay when due (whether by acceleration or otherwise), any amount payable on any of the liabilities or to perform any agreement or term hereof; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Obligor proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) the death of any Obligor; (e) the filing of any petition under the Bankruptcy Code, or any similar Federal or state statute, by or against any Obligor; (f) the filing of an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (g) the entry of a judgment against any Obligor; (h) the issuing of any attachment or garnishment or the filing of any lien, against any property of any Obligor; (i) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (j) the dissolution, incompetency, consolidation or reorganization of any Obligor.

     Upon the occurrence of any such default or upon the happening of any default as defined in any note evidencing any of the liabilities or in any other agreement or instrument securing or otherwise related to any of the liabilities, or at any time thereafter, or whenever Secured Party feels insecure for any reason whatsoever, Secured Party may, at its option, declare all liabilities of each Borrower to Secured Party immediately due and payable without demand or notice of any kind and the same thereupon shall become and be due and payable (but with such adjustments, if any, with respect to interest, or other charges as may be provided for in the promissory note or other writing evidencing such liability); shall have the remedies of a Secured Party under the Uniform Commercial Code of Florida and any and all rights and remedies available to it under any other applicable law; may set off against the liabilities all monies then owed to Borrower by Secured Party in any capacity whether or not due and Secured Party shall be deemed to have exercised its right of set-off immediately at the time its right to such election accrues even though charge is made or entered on the books of Secured Party subsequent thereto; and upon request or demand of Secured Party, Borrower shall, at its expense, assemble the Collateral and make it available to Secured Party at a convenient place acceptable to Secured Party; and Borrower shall promptly pay all expenses of retaking, holding, preparing for sale, selling, or the like, all expenses of collection of any and all the liabilities, all expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part and all other expenses of enforcement of rights hereunder. Expenses of retaking, holding, preparing for sale, selling or the like, expenses of collection and other expenses of enforcement of rights hereunder shall include Secured Party's reasonable attorneys' fees and legal expenses. In connection with the exercise of any rights available upon default, Secured Party or its agents may enter upon any premises of Borrower and Borrower expressly waives any and all claims for damage, trespass or other injury occasioned thereby. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Borrower at the address of Borrower shown at the beginning of this agreement or at any other address shown on the records of Secured Party, at least five days before the time of the sale or disposition. Upon disposition of any Collateral, Borrower shall be and remain liable for any deficiency; and Secured Party shall account to Borrower for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the liabilities of each Borrower to Secured Party, whether or not they, or any of them, be then due, or in such order of application as Secured Party may from time to time elect.

     13. Borrower waives protest of all commercial paper at any time held by Secured Party on which Borrower is in any way liable, notice of non-payment at maturity of any and all accounts, and except where required hereby, notice of action taken by Secured Party; and hereby ratifies and confirms whatever Secured Party may do.

     14. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative and in addition to the provisions of any liability and any note or other writing evidencing any liability secured by this agreement, and Secured Party shall have all the benefits, rights and remedies of and under any liability and any note or other writing evidencing any liability secured hereby. If more than one party shall execute this agreement, the term "Borrower" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     15. Borrower releases Secured Party from all claims for loss or damage caused by any failure to collect any account or enforce any contract right or by any act or omission on the part of Secured Party, its officers, agents and employees, except willful misconduct.

     16. This agreement may be terminated by either party giving the other written notice of intention to terminate on a date named in said notice, mailed to the last known address of the party to whom such notice is addressed; but no such termination shall in any way affect the rights and liabilities of the parties hereunder relating to loans or advances made, accounts, contract rights, or other property pledged prior to the date named in such notice.

     This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this statement. This agreement may not be modified or amended nor shall any provision of it be waived except by writing signed by the parties.

     IN WITNESS WHEREOF, this agreement has been duly executed as of the date hereinabove first written. Signed, sealed and delivered in the presence of:


                                           NATIONAL FLOOD CERTIFICATION
                                           SERVICES, INC.               (SEAL)
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                                           BY:  /s/  EDWIN C. HUSSEMAN  (SEAL)
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                                           Edwin C. Husseman, Treasurer


(CORPORATE SEAL)                           BY:                        (SEAL)
                                           ----------------------------
ATTEST:                                               BORROWER

                                           By
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As its                                       As its              President
                                                   SECURED PARTY